UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

OceanTech Acquisitions I Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40450	85-2122558
(Commission File Number)	(IRS Employer Identification No.)

515 Madison Avenue, Suite 8133

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (929) 412-1272

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	OTECU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	OTEC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	OTECW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2024, OceanTech Acquisitions I Corp., a Delaware Corporation (the “Company”) received confirmation that the Nasdaq Listing Council granted the Company an exception until May 27, 2024, to complete its initial business combination and demonstrate compliance with the Nasdaq Listing Rules.

On May 21, 2024, the Company received written notice (the “Notice”) from the listing qualifications department of The Nasdaq Stock Market (“Nasdaq”) providing that because the Company had not filed the Quarterly Report on Form 10-Q for the first quarter ended March 31, 2024 (the “Quarterly Report”), the Company was not in compliance with Listing Rule 5250(c)(1), and such matter shall be considered by the Nasdaq Hearing Panel for continued listing on Nasdaq. The Notice requested that the Company present its views with respect to this additional deficiency to the Nasdaq Hearing Panel in writing no later than May 28, 2024 (extended from May 27, 2024, pursuant to Listing Rule 5840(e)(1), as May 28, 2024 is the next day that is not a Saturday, Sunday, federal holiday or Nasdaq holiday), make a public announcement by issuing a press release disclosing receipt of the Notice and the Nasdaq Listing Rules upon which the Notice is based, and notify Nasdaq’s MarketWatch Department. The Company hereby submits the press release and has notified Nasdaq’s MarketWatch Department. The Company fully intends to file its Quarterly Report by May 28, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 22, 2024

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANTECH ACQUISITIONS I CORP.

Date: May 22, 2024	By:	/s/ Suren Ajjarapu
Name: Suren Ajjarapu
Title: Chief Executive Officer
(Principal Executive Officer)